                                                                    EXHIBIT 99.5



                              ON ASSIGNMENT, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


On April 19, 2002 the Company, through a newly formed wholly-owned subsidiary, acquired Health Personnel Options Corporation (HPO), a privately held company that provides temporary staffing of registered nurses, allied healthcare and medical-financial personnel to hospitals and other medical facilities across the United States

The total purchase price was approximately $147 million, consisting of the sum of approximately $66 million in cash paid to shareholders, debt assumed of approximately $9 million, the issuance of 3,902,000 shares of the Company's common stock valued at $73,334,000 and approximately $3 million of transaction related costs less $5 million related to a contingency provision included in the Agreement and Plan of Merger, dated as of March 27, 2002. The contingency provision requires $5 million, currently held in escrow, to be returned to the Company if the revenues of certain operations conducted by HPO do not meet or exceed specified target revenue amounts for the calender year 2002.

The acquisition is accounted for using the purchase method of accounting. The net purchase price, plus the transaction costs, were allocated to tangible assets and intangible assets. The excess of the aggregate purchase price over the estimated fair value of the net assets acquired is recognized as other identifiable intangible assets and goodwill. Other identifiable intangible assets are being amortized over periods ranging from one to seven years. Goodwill will be evaluated on a regular basis for any impairment. The allocation of the purchase price is based on preliminary data and could change when final valuation information is obtained.

The unaudited pro forma consolidated balance sheet as of March 31, 2002 gives effect to the merger as if it had occurred on March 31, 2002. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2002 and for the year ended December 31, 2001 give effect to the merger as if it had occurred on January 1, 2001. The unaudited pro forma information is based on the historical financial statements of On Assignment and HPO giving effect to the transaction under the purchase method of accounting as well as assumptions and adjustments as indicated in the Notes below.

                              ON ASSIGNMENT, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (UNAUDITED)



                                                                     Health
                                                                    Personnel        Pro Forma
                                               On Assignment         Options         Adjustments     Note      Pro Forma
                                               -------------      -------------     -------------    ----    -------------
ASSETS
Current Assets:
  Cash and cash equivalents                    $  95,256,000      $       1,000     $ (65,999,000)   (B)     $  29,258,000
  Marketable securities                            4,520,000                 --                                  4,520,000
  Accounts receivable, net                        21,665,000         12,824,000                                 34,489,000
  Advances and deposits                              184,000                 --                                    184,000
  Prepaid expenses                                 1,410,000            479,000                                  1,889,000
  Income taxes receivable                                 --            535,000                                    535,000
  Deferred income taxes                            2,282,000             90,000                                  2,372,000
                                               -------------      -------------     -------------            -------------
    Total current assets                         125,317,000         13,929,000       (65,999,000)              73,247,000
                                               -------------      -------------     -------------            -------------

Office Furniture, Equipment and
  Leasehold Improvements, net                      2,919,000          1,658,000                                  4,577,000
Deferred income taxes                                471,000             88,000                                    559,000
Workers' compensation restricted deposits             77,000            146,000                                    223,000
Goodwill, net                                      1,542,000          6,067,000        (6,067,000)   (C)       122,759,000
                                                                                      121,217,000    (D)
Other assets                                       2,575,000             12,000         5,000,000    (B)        32,087,000
                                                                                       24,500,000    (E)
                                               -------------      -------------     -------------            -------------
    Total assets                               $ 132,901,000      $  21,900,000     $  78,651,000            $ 233,452,000
                                               =============      =============     =============            =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses        $     970,000      $   2,187,000     $   3,000,000    (F)     $   6,157,000
  Accrued payroll                                  5,149,000          3,636,000                                  8,785,000
  Line of credit                                          --          1,255,000                                  1,255,000
  Current portion of long-term debt                       --            455,000         6,000,000    (B)         6,455,000
  Income taxes payable                               768,000                 --                                    768,000
  Deferred compensation                            1,697,000                 --                                  1,697,000
  Accrued workers' compensation                    2,437,000                 --                                  2,437,000
  Other accrued expenses                             764,000                 --                                    764,000
                                               -------------      -------------     -------------            -------------
    Total current liabilities                     11,785,000          7,533,000         9,000,000               28,318,000
                                               -------------      -------------     -------------            -------------
Deferred income taxes                                     --             83,000         9,310,000    (G)         9,393,000
Long-term debt                                            --          1,291,000                                  1,291,000

Commitments and Contingencies
Stockholders' Equity:
  Preferred Stock                                         --          3,305,000        (3,305,000)   (C)                --
  Common Stock                                       240,000          2,425,000            39,000    (B)           279,000
                                                                                       (2,425,000)   (C)
Paid-in capital                                   43,940,000          2,095,000        73,295,000    (B)       117,235,000
                                                                                       (2,095,000)   (C)
Deferred compensation liability                      294,000                 --                                    294,000
Retained earnings                                 92,006,000          5,458,000        (5,458,000)   (C)        92,006,000
Accumulated other comprehensive income               (54,000)                --                                    (54,000)
                                               -------------      -------------     -------------            -------------
                                                 136,426,000         13,283,000        60,051,000              209,760,000
Less: Treasury Stock at cost                      15,310,000            290,000          (290,000)   (C)        15,310,000
                                               -------------      -------------     -------------            -------------
    Total stockholders' equity                   121,116,000         12,993,000        60,341,000              194,450,000
                                               -------------      -------------     -------------            -------------
    Total Liabilities and Stockholders' Equity $ 132,901,000      $  21,900,000     $  78,651,000            $ 233,452,000
                                               =============      =============     =============            =============

            See Notes to Pro Forma Consolidated Financial Statements.

                              ON ASSIGNMENT, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)



                                                                           Health
                                                                          Personnel         Pro Forma
                                                    On Assignment          Options          Adjustments    Note       Pro Forma
                                                    -------------       ------------        -----------    ----      ------------
Revenues                                             $ 42,111,000       $ 29,650,000         $       --              $ 71,761,000
Cost of services                                       28,566,000         22,126,000                 --                50,692,000
                                                     ------------       ------------         ----------              ------------
Gross profit                                           13,545,000          7,524,000                 --                21,069,000
Selling, general and administrative expenses            8,947,000          4,107,000           (243,000)   (H)         12,811,000
Depreciation and amortization                             388,000            161,000          1,151,000    (I)          1,700,000
                                                     ------------       ------------         ----------              ------------
Operating income                                        4,210,000          3,256,000           (908,000)                6,558,000
Interest income (expense), net                            444,000            (58,000)          (336,000)   (J)             50,000
                                                     ------------       ------------         ----------              ------------
Income before income taxes                              4,654,000          3,198,000         (1,244,000)                6,608,000

Provision for income taxes                              1,785,000          1,241,000           (345,000)   (K)          2,681,000
                                                     ------------       ------------         ----------              ------------
Net income                                           $  2,869,000       $  1,957,000         $ (899,000)             $  3,927,000
                                                     ============       ============         ==========              ============
Basic earnings per share                             $       0.13                                                    $       0.15
                                                     ============                                                    ============
Weighted average number of Common Shares
  Outstanding                                          22,728,000                             3,902,000    (L)         26,630,000
                                                     ============                            ==========              ============
Diluted earnings per share                           $       0.12                                                    $       0.15
                                                     ============                                                    ============
Weighted average number of Common and
  Common Equivalent Shares Outstanding                 22,997,000                             3,902,000    (L)         26,899,000
                                                     ============                            ==========              ============


            See Notes to Pro Forma Consolidated Financial Statements

                              ON ASSIGNMENT, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)



                                                                           Health
                                                                          Personnel         Pro Forma
                                                    On Assignment          Options          Adjustments    Note       Pro Forma
                                                     ------------        -----------       ------------    ----      ------------
Revenues                                            $ 194,620,000       $ 81,129,000       $         --             $ 275,749,000
Cost of services                                      131,343,000         60,903,000                 --               192,246,000
                                                     ------------        -----------       ------------              ------------
Gross profit                                           63,277,000         20,226,000                 --                83,503,000

Selling, general and administrative expenses           37,229,000         10,023,000                 --                47,252,000
Depreciation and amortization                           1,537,000            526,000         (4,605,000)  (M)           6,668,000
                                                     ------------        -----------       ------------              ------------
Operating income                                       24,511,000          9,677,000         (4,605,000)               29,583,000
Interest income (expense), net                          2,575,000           (307,000)        (2,360,000)  (N)             (92,000)
                                                     ------------        -----------       ------------              ------------
Income before income taxes                             27,086,000          9,370,000         (6,965,000)               29,491,000

Provision for income taxes                             10,046,000          2,446,000         (1,704,000)  (O)          10,788,000
                                                     ------------        -----------       ------------              ------------
Net income                                           $ 17,040,000        $ 6,924,000       $ (5,261,000)             $ 18,703,000
                                                     ============        ===========       ============              ============

Basic earnings per share                             $       0.75                                                    $       0.70
                                                     ============                                                    ============
Weighted average of Common Shares
  Outstanding                                          22,645,000                             3,902,000   (P)          26,547,000
                                                     ============                          ============              ============

Diluted earnings per share                           $       0.74                                                    $       0.69
                                                     ============                                                    ============
Weighted average of Common and Common
  Equivalent Shares Outstanding                        23,037,000                             3,902,000   (P)          26,939,000
                                                     ============                          ============              ============


            See Notes to Pro Forma Consolidated Financial Statements

                              ON ASSIGNMENT, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



(A) Certain reclassifications were made to conform Health Personnel Options
(HPO) categorizations to those of On Assignment, Inc.


NOTES TO PRO FORMA BALANCE SHEET AS OF MARCH 31, 2002

(B) Adjustment represents the cash paid and common stock issued to fund the acquisition. Cash paid is $75,000,000 less outstanding debt of $3,001,000 at March 31, 2002 plus estimated additional debt to be incurred before closing of $6,000,000. There were 3,902,000 shares of common stock issued valued at $18.7940 per share. The following table identifies the components of the purchase price:

      Cash paid                                      $ 65,999,000
      Long term debt assumed                            3,001,000
      Estimated additional debt                         6,000,000
      Estimated transaction costs                       3,000,000
      Common stock issued                              73,334,000
      Amount subject to earn-out                       (5,000,000)
                                                     ------------
      Total purchase price                           $146,334,000
                                                     ============

(C) Adjustment represents the elimination of HPO's historical goodwill and stockholders' equity.

(D) Represents the excess of purchase price over the current fair value of identifiable HPO assets at the time of purchase. The following table calculates goodwill:

                                                                      Value
                                                                   -----------
      Total purchase price                                         146,334,000
      Less:
        Tangible assets acquired:
          Net working capital                     (8,106,000)
          Fixed Assets                            (1,658,000)
          Other tangible assets                     (163,000)        (9,927,000)
                                                  ----------
        Identifiable intangible assets                              (24,500,000)
      Add:
        Deferred income taxes related to identifiable
        intangible assets at an effective rate of 38%                9,310,000
                                                                   -----------
          Goodwill                                                 121,217,000
                                                                   ===========

(E) Preliminary valuation adjustments of HPO's identifiable intangible assets resulting from the allocation of the purchase price, based on a third party valuation. Identifiable intangible assets consist of the following:

                                                   Value           Useful Lives
                                               ------------        ------------
      Employment Agreements                    $    600,000             2
      Backlog                                       400,000             1
      Covenants Not to Compete                      700,000             2
      Contractor Relationships                    3,900,000             5
      Tradename and Trademarks                    7,800,000         Indefinite
      Customer Relationships                     11,100,000    7 years accelerated
                                               ------------
      Total identifiable intangible assets     $ 24,500,000
                                               ============

(F) Represents estimated transaction costs incurred in connection with the acquisition, primarily investment banking, legal and accounting fees.

(G) Represents the estimated deferred tax liability related to the acquired identifiable intangible assets calculated at an assumed tax rate of 38%.

                              ON ASSIGNMENT, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTES TO PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2002

(H) Adjustment eliminates acquisition related expenses included in HPO's selling, general and administrative expenses.

(I) Represents three months of amortization expense of acquired identifiable intangible assets.

(J) Represents a reduction in three months of interest income, net based on cash paid of $65,999,000 and estimated additional debt of $6,000,000. Interest income is calculated at an annual rate of 1.87%, which approximates On Assignment's effective interest rate on tax free investments for 2002.

(K) Represents the estimated tax effect of pro forma adjustments. The effective tax rate used to calculate deferred taxes is assumed to be 38%, which approximates On Assignment's effective tax rate for 2002.

(L) Represents shares of common stock issued to fund the acquisition. Stock options granted to key employees of HPO in connection with employment agreements for future services were at an exercise price equal to market value at the date of grant. Such options had an anti-dilutive effect on earnings per share and are not included in the diluted earnings per share calculation.


NOTES TO PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001

(M) Represents twelve months of amortization expense of acquired identifiable intangible assets.

(N) Represents a reduction in twelve months of interest income, net based on cash paid of $65,999,000 and estimated additional debt of $6,000,000. Interest income is calculated at an annual rate of 3.28% which approximates On Assignment's effective interest rate on tax free investments for 2001.

(O) Represents the estimated tax effect of pro forma adjustments. The effective tax rate used to calculate deferred taxes is assumed to be 37%, which approximates On Assignment's effective tax rate for 2001.

(P) Represents shares of common stock issued to fund the acquisition. Stock options granted to key employees of HPO in connection with employment agreements for future services were at an exercise price equal to market value at the date of grant. Such options had an anti-dilutive effect on earnings per share and are not included in the diluted earnings per share calculation.